UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2004

Doral Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico	0 – 17224	66 – 0312162

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico,	00920 – 2717

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 479 – 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS
SIGNATURE

ITEM 8.01  OTHER EVENTS

      On November 8, 2004, the Board of Directors of Doral Financial Corporation declared a quarterly dividend on Doral Financial's 4.75% Perpetual Cumulative Convertible Preferred Stock, in the amount of $2.96875 per share, payable on December 15, 2004 to holders of record as of the close of business on December 1, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2004	Doral Financial Corporation
	By:	/s/ Ricardo Melendez
	Name:	Ricardo Melendez
	Title:	Executive Vice President and Chief Financial Officer